August 2018



ICF Investor Presentation

Canaccord Genuity 38th Annual Growth Conference

John Wasson, President & COO
James Morgan, CFO

icf.com

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A Professional and Technology Services Firm

- Serve a balanced roster of government and commercial clients
- Leverage deep domain expertise to achieve superior results for clients
- Deliver strong cross-cutting capabilities in technology and engagement
- Benefit from the visibility of a substantial backlog and growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

ICF conquers complexity for its clients across a range of markets



Health and Social Programs
Energy, Environment and Infrastructure
Consumer/ Financial
Safety and Security
Advisory
Program Implementation
Analytics
Digital
Engagement

Catalysts for Growth

Health and Social Programs

- Civilian agency spending
- Opioid emergency
- Public health and research
- Citizen engagement

Energy, Environment and Infrastructure

- Energy efficiency outsourcing in California
- Utility transformation
- Infrastructure spending

ICF's Strengths Align with Market Demand

Consumer / Financial

- Loyalty marketing
- Digital commerce
- Social media

Safety and Security

- Disaster resilience and housing recovery
- Cybersecurity

ICF Has a Balanced Revenue Portfolio*

By Market Type…



Safety and Security
8%
Consumer / Financial
10%
Health and Social Programs
41%
Energy, Environment, and Infrastructure
41%

*Based on Q2 2018 financial performance released on August 2, 2018

ICF Has a Balanced Revenue Portfolio*

…And By Client Category



International
10%
US State and Local
11%
US Federal
43%
Commercial
36%

*Based on Q2 2018 financial performance released on August 2, 2018

ICF Serves A Broad Array of Government Clients*

Government Revenues as Percentage of Total Revenue

No single contract exceeds 3% of total revenues



HHS 18%
DOD 6%
DOS 5%
EPA 3%
DHS 1%
HUD 1%
Other Fed 9%
International Gov't 10%
State and Local 11%
Commercial 36%

*Based on Q2 2018 financial performance released on August 2, 2018

Commercial Clients Primarily In Energy, Marketing Services*

- Commercial Energy Markets and Marketing Services account for the majority of commercial revenues
- Advisory and Implementation services mutually reinforcing
- Commercial revenue as a percentage of total revenue remained consistent at 36% in Q2 2018



Commercial - Energy Markets 17%
Commercial - Marketing Services 16%
Commercial - Other 3%

*Based on Q2 2018 financial performance released on August 2, 2018

Energy Markets

- Energy efficiency programs for utilities: State-mandated
- Utility transformation: distributed energy and grid modernization
- Majority long-term contracts

Marketing Services

- Customer engagement and loyalty marketing programs
- Digital marketing systems and platforms
- Consumer activation

FORRESTER®

“Leader” Customer Loyalty Solution Q3 2017

The Forrester Wave™

PR WEEK

2018 Top Midsized PR Agency of the Year

Opportunity to leverage these capabilities across the ICF organization

Drivers of Long-Standing Client Relationships

Proprietary IP	Workforce of long-time industry experts
Proprietary analytics	Long-term contract vehicles


350
371
344

Financial Performance

Revenue and EPS, 2018 Guidance


Revenue ($ Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,050
$1,132
$1,185
$1,229
$1.295B - $1.335B*
6.7% 5 yr. CAGR
2014
2015
2016
2017
2018 Guidance


EPS
GAAP EPS
Non-GAAP Adj.**
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
7.3% 5 yr. CAGR -- Non-GAAP
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$3.02
$3.27
$3.57
$2.87
$3.70 - $3.90*
$3.35 - $3.55*
'14
'15
'16
'17 non-GAAP
'17 GAAP
'17 Proforma
'18 Guid.

- Mid-point of 2018 Revenue Guidance represents a 7.0% YoY growth; Mid-point of 2018 GAAP EPS Guidance represents a 20.2% YoY growth from Proforma 2017
- 2017 GAAP EPS includes the deferred tax liability (DTL) revaluation and represents reported GAAP EPS of $3.27
- 2017 Proforma excludes the DTL revaluation but adjusts for the new tax rate reduction for GAAP/Non-GAAP EPS, consistent with the 2018 tax rate

*Based on 2018 management guidance issued on August 2, 2018

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles and less DTL revaluation

Revenue and EPS, Q2 2018



Revenue ($ Millions)*
Y-on-Y Growth: 5.8%
$400
$350
$300
$250
$200
$150
$100
$50
$0
$306.4
$324.3
2017 Q2
2018 Q2



EPS*
Non GAAP EPS Y-on-Y Growth:
9.6%
EPS
Non-GAAP EPS
$1.2
$0.8
$0.4
$0.0
$0.73
$0.80
$0.63
$0.71
2017 Q2
2018 Q2

*Based on Q2 2018 financial performance released on August 2, 2018

Contract Awards and Backlog



Contract Awards ($ Millions)
$800
$400
$0
Book-to-Bill ratio (TTM)
1.2
1.3
$340
$590*
2017 Q2
2018 Q2



Backlog ($ Billions)
Funded
Unfunded
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.0
$2.2
$1.1
$1.0
$0.9
$1.2
2017 Q2
2018 Q2

*Based on Q2 2018 financial performance released on August 2, 2018

Operating Cash Flow 2013 to 2017


Operating Cash Flow, $M
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$80.8
$61.3
$5.4
$14.2
$79.2
$41.8
$24.4
$13.0
$76.2
$37.9
$22.3
$16.0
$80.1
$50.3
$11.9
$17.8
$117.2
$67.1
$30.7
$19.3
2013
2014
2015
2016
2017
CAPEX
Share Repurchase
Debt Repayment & Other

	2013	2014	2015	2016	2017
Net Debt	$31.0	$337.9	$303.8	$253.3	$194.4
Debt/ EBITDA*	0.5	2.7	2.6	2.1	1.7

2018:

- Operating Cash Flow Guidance**: $100M - $110M
- Initiated quarterly dividend of $0.14 per share. Our third quarterly dividend will be paid on Oct. 16, 2018 to shareholders on record as of Sep. 7, 2018.

*as defined by banking agreement

**Based on Q2 2018 financial performance released on August 2, 2018

Corporate Social Responsibility – It Matters



DealBook / Business & Policy
DEALBOOK
BlackRock's Message: Contribute to Society, or Risk Losing Our Support



ICF's 2017 Corporate Citizenship Highlights
Investing in Our People
Making a Sustainable Commitment
Supporting Important Causes
Leadership Opportunities
55%
100%
$560,000
Gender Pay Equity
27%
$110,000
Lower Turnover
Zero
1 to 1

icf.com/blog/people-and-culture/2017-corporate-responsibility-report

In Summary - ICF

Distinctive expertise in core vertical markets

Industry-leading functional capabilities – including marketing services

Offerings at intersection between vertical markets and functional expertise

Thank You